UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2014

LEXINGTON REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12386	13-3717318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York		10119-4015
(Address of principal executive offices)		(Zip Code)

(212) 692-7200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.            Other Events.

On February 28, 2014, Lexington Realty Trust, or the Trust, filed with the Securities and Exchange Commission, or the Commission, a prospectus supplement, or the Prospectus Supplement, dated February 28, 2014, to its prospectus, dated September 4, 2009, which was included in its registration statement on Form S-3 (File No. 333-157860), or the Registration Statement, filed with the Commission on March 11, 2009, as amended by Amendment No. 1 to the Form S-3, filed with the Commission on September 1, 2009.

In connection with the filing of the Prospectus Supplement, on February 28, 2014, Paul Hastings LLP delivered its tax opinion with respect to the Common Shares, a copy of which is attached hereto as Exhibit 8.1. Exhibit 8.1 is incorporated herein by reference and into the Registration Statement and the Prospectus Supplement.

Item 9.01            Financial Statements and Exhibits.

(d)           Exhibits

8.1	Tax Opinion of Paul Hastings LLP

23.1	Consent of Paul Hastings LLP (included as part of Exhibit 8.1)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: February 28, 2013	By:	/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer

Exhibit Index

8.1	Tax Opinion of Paul Hastings LLP

23.1	Consent of Paul Hastings LLP (included as part of Exhibit 8.1)